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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                      ------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)          June 18, 1997
                                                 -------------------------------


                              NEOTHERAPEUTICS, INC.
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               (Exact name of Registrant as specified in charter)

         DELAWARE                      0-28782                   93-0979187
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(State or other jurisdiction         (Commission              (I.R.S. Employer
     of incorporation)               File Number)            Identification No.)

157 TECHNOLOGY DRIVE, IRVINE, CALIFORNIA                     92618
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 (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code         (714) 788-6700
                                                  ------------------------------


           ONE TECHNOLOGY DRIVE, SUITE I-821, IRVINE, CALIFORNIA 92618
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        (Former name or former address, if changed, since last report.)


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ITEM 5.  OTHER EVENTS.
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         On June 17, 1997, the shareholders of NeoTherapeutics, Inc., a Colorado corporation and the predecessor of registrant ("NeoTherapeutics Colorado"), approved a change of that corporation's state of incorporation from the State of Colorado to the State of Delaware. The reincorporation was effected by a merger of NeoTherapeutics Colorado with and into registrant on June 18, 1997. Registrant, a Delaware corporation, was organized solely for the purpose of effecting the reincorporation and is the surviving corporation in the merger.



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                                   SIGNATURES
                                   ----------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           NEOTHERAPEUTICS, INC.

                                           By:       /s/ Alvin J. Glasky
                                               ---------------------------------
Date:  June 18, 1997                           Alvin J. Glasky, Ph.D., President
                                               and Chief Executive Officer





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